                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  February 1, 1999
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                                  HomeBase, Inc.
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             (Exact name of registrant as specified in its charter)

                                   DELAWARE
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                 (State or other jurisdiction of incorporation)

       1-10259                                             33-0109661
(Commission File number)                          (I.R.S. Employer Identification No.)


Support Center Offices     3345 Michelson Drive,    Irvine, California   92715
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code         (949) 442-5000
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         (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.
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     On February 1, 1999, HomeBase, Inc. ("HomeBase") issued a press release in the form attached hereto as Exhibit 99.1. The press release reports HomeBase's announcement of its preliminary results for the fourth quarter and fiscal year ended January 30, 1999 and of a new strategic program aimed at enhancing sales and increasing market share, with related additional expenditures that are expected to have an adverse effect on next year's net income.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     c.    Exhibits

     99.1  February 1, 1999 Press Release of HomeBase.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date:  February 2, 1999

                              HomeBase, Inc.

                              By  /s/ Allan P. Sherman
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                                Allan P. Sherman
                                President and Chief Executive Officer